UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2013

JANEL WORLD TRADE, LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

150-14 132nd Avenue, Jamaica, New York 11434

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (718) 527-3800

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2013, Janel World Trade, Ltd. (the “Company”) adopted the Company’s 2013 Non-Qualified Stock Option Plan (the “Plan”) pursuant to which options to purchase shares of the Company’s common stock may be granted to directors, officers, employees of and consultants to the Company and its subsidiaries. Participants and all terms of any grant of options under the Plan are in the discretion of the Company’s Compensation Committee (or the full Board if no Compensation Committee is appointed).

Concurrent with the adoption of the Plan, the following named executive officers were granted option exercisable for a period of 10 years to purchase the following number of shares of the Company’s common stock at $0.065 per share:

Name	Number of Shares
Philip J. Dubato	700,000
William J. Lally	700,000
Noel J. Jannello	800,000
Vincent Iacopella	1,700,000

The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Plan filed as Exhibit 10.1 hereto and incorporated herein by this reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Company’s Articles of Incorporation and Bylaws, the Company’s Board of Directors amended Article III, Sections 1 and 5 of the Company’s Bylaws effective October 30, 2013, to provide that the number of directors shall be set by resolution of the Board, and any increase in the number of directors shall be filled by the directors then in office. Prior to these amendments, any increase in the number of directors required either an amendment to the Bylaws or a vote of stockholders at an annual meeting or special meeting called for that purpose.

Item 8.01.	Other Events.

On October 31, 2011, the Company issued a press release announcing the October 30, 2013 closing of the sale of 7,692,308 shares of common stock and a Warrant to purchase up to 12,500,000 shares of common stock, in a private placement in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. In accordance with SEC Rule 135c(d), a copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.
3.1	Janel World Trade, Ltd. Bylaws, as amended October 30, 2013
10.1	Janel World Trade, Ltd. 2013 Non-Qualified Stock Option Plan
99.1	Press release dated October 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANEL WORLD TRADE, LTD.
(Registrant)

Date: November 1, 2013	By:	/s/ William J. Lally
William J. Lally Chief Executive Officer